SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 16, 2004

IMPAC Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50082	94-3109238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Evelyn Avenue, Mountain View, CA	94041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 623-8800

(Former name or former address if changed since last report)

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 16, 2004, Deloitte & Touche LLP (“Deloitte”) notified IMPAC Medical Systems, Inc. (“Company”) that it was resigning as the Company’s independent registered public accounting firm effective immediately.

Since its appointment by the Company on June 8, 2004, Deloitte has not reported on any financial statements of the Company and did not complete a review or audit of the Company’s financial statements as of any date or for any period.

Since Deloitte’s engagement on June 8, 2004 and except as set forth in the following paragraph, the Company has had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused it to make reference thereto in its reports on the financial statements for such period. There has been no matter that was the subject of a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

During its review of the Company’s financial statements for the third quarter of fiscal 2004 (which review was not completed), Deloitte advised the Company that Deloitte had not been provided with sufficient evidence from management to be in a position to concur with the Company’s application of Statement of Position (SOP) 97-2, “Software Revenue Recognition,” with respect to the timing of its recognition of certain revenues in its restated financial statements for the fiscal years ended September 30, 2001 through 2003 filed in April 2004. Such revenues related to contracts with undelivered elements for which vendor specific objective evidence (“VSOE”) of fair value did not exist. In preparing its financial restatement, the Company relied on the principle of constructive cancellation in determining the period for revenue recognition with respect to approximately 40 sales agreements wherein products aggregating less than 10% of the stated sales price of the contracts in the aggregate had not been in fact delivered and the Company believed would never be delivered. Deloitte informed the Company that, absent additional evidence, Deloitte believes that revenue from these transactions should be deferred until the undelivered elements are delivered, or the customer’s right to such undelivered element has lapsed.

The Company’s former independent auditors, PricewaterhouseCoopers LLP (“PwC”), continue to stand behind management’s application of SOP 97-2 during the restatement. When the parties could not reach consensus on the appropriate application of SOP 97-2, the Company decided to submit this accounting issue for review to the Office of the Chief Accountant of the Securities and Exchange Commission (“SEC”). The Company sent its submission to the SEC on August 18, 2004.

The Company has provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above statements. Attached as Exhibit 16 is a copy of the letter from Deloitte.

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The Company intends to engage other independent auditors as soon as possible.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

16	Letter dated August 23, 2004 from Deloitte & Touche LLP to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MEDICAL SYSTEMS, INC.

By:	/s/ KENDRA A. BORREGO
Kendra A. Borrego Chief Financial Officer

Date: August 23, 2004

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EXHIBIT INDEX

Exhibit No.	Description
16	Letter dated August 23, 2004 from Deloitte & Touche LLP to the Securities and Exchange Commission.